                                                                    EXHIBIT 3.39

                            ARTICLES OF INCORPORATION

                                       OF

                             VISCO PRODUCTS COMPANY

      We, the undersigned natural persons of the age of twenty-one years or more, at least two of whom are citizens of the State of Texas, acting as incorporators of a corporation under the Texas Business Corporation Act, do hereby adopt the following Articles of Incorporation for such corporation:

                                  ARTICLE ONE

          The name of the corporation is VISCO PRODUCTS COMPANY.

                                  ARTICLE TWO

          The period of its duration is perpetual.

                                 ARTICLE THREE

          The purpose or purposes for which the corporation is organized are:
          To manufacture, produce, prepare, buy, sell, lease, distribute, export, import, dispose of, warehouse, store, transport, ship and generally deal in and with chemicals of all kinds and the products and by-products thereof, and all articles and things used in the manufacture, production, preparation, distribution, storage, and shipment thereof, and all apparatus, machinery, implements and devices for use either alone or in connection with such chemicals, products, or by-products thereof, or in connection with products of which they are ingredients, or in the manufacture, production, preparation or treatment of which they are a factor.

                                  ARTICLE FOUR

          The aggregate number of shares which the corporation shall have authority to issue is One Hundred (100) of the par value of Ten
          Dollars ($10.00) each.

                                  ARTICLE FIVE

          The corporation will not commence business until it has received for the issuance of its shares consideration of the value of One Thousand
          Dollars ($1,000.00), consisting of money, labor done or property actually received.

                                  ARTICLE SIX

      The post office address of its initial registered office is 608 Fannin
Street, Houston 2, Texas, and the name of its initial registered agent at such address is C T CORPORATION SYSTEM.

                                 ARTICLE SEVEN

      The number of directors of the corporation may be fixed by the by-laws, but shall not be less than three (3).

      The number of directors constituting the initial board of directors is three (3), and the names and addresses of the persons who are to serve as directors until the first annual meeting of the shareholders or until their successors are elected and qualified are:

      NAMES                               ADDRESSES
      -----                               ---------
D. G. Braithwaite              6216 W. 66th Place, Chicago 38, Illinois
D. M. Jacks                    6216 W. 66th Place, Chicago 38, Illinois
C. A. Johnson                  6216 W. 66th Place, Chicago 38, Illinois

                                 ARTICLE EIGHT

                The names and addresses of the incorporators are:

      NAMES                                 ADDRESSES
      -----                                 ---------

       P. D. Tucker                  608 Fannin Street, Houston 2, Texas

       H. C. Stephenson              608 Fannin Street, Houston 2, Texas

       R. R. Webb                    608 Fannin Street, Houston 2, Texas

      IN WITNESS WHEREOF, we have hereunto set our hands, this 8th day of
March, 1962.

                          /s/ P. D. Tucker
                          -----------------------------------

                          /s/ H. C. Stephenson
                          -----------------------------------

                          /s/ R. R. Webb
                          -----------------------------------

STATE OF TEXAS         )
                       )  ss:
COUNTY OF HARRIS       )

      I, Lucille Hayes, a notary public do hereby certify that on this 8th day of March, 1962, personally appeared before me, P. D. Tucker, H. C. Stephenson and R. R. Webb, who each being by me first duly sworn, severally declared that they are the persons who signed the foregoing document as incorporators, and that the statements therein contained are true.

                         /s/ Lucille Hayes
                         -----------------------------------
                         Notary Public in and for
                         Harris County, Texas

                         My commission expires June 1, 1963

                        STATEMENT OF CHANGE OF REGISTERED
                           OFFICE OR REGISTERED AGENT, OR BOTH,

                                       OF

                             VISCO PRODUCTS COMPANY

To the Secretary of State
    of the State of Texas:

      Pursuant to the provisions of the Texas Business Corporation Act, the undersigned corporation, organized under the laws of the State of Texas submits the following statement for the purpose of changing its registered office or its registered agent, or both, in the State of Texas:

      1. The name of the corporation is VISCO PRODUCTS COMPANY.

      2. The post office address of its present registered office is 608 FANNIN
STREET, c/o C T CORPORATION SYSTEM, HOUSTON, TEXAS.

      3. The post office address to which its registered office is to be changed is 811 DALLAS AVENUE, c/o C T CORPORATION SYSTEM, HOUSTON, TEXAS.

      4. The name of its present registered agent is C T CORPORATION SYSTEM.

      5. The name of its registered agent is unchanged.

      6. The post office address of its registered office and the post office address of the business office of its registered agent, as changed, will be identical.

      7. Such change was authorized by resolution duly adopted by its board of directors.

Dated November 4, 1965.

                                VISCO PRODUCTS COMPANY
                                By /s/ D.G. Braithwaite
                                   -----------------------------------
                                   Its President

STATE OF Illinois       )
                        )
COUNTY OF Cook          )

      I, Margaret Spinner, a notary public, do hereby certify that on this fourth day of November, 1965, personally appeared before me D. G. Braithwaite who being by me first duly sworn, declared that he is the President of Visco
Products Company, that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

                                              /s/ Margaret Spinner
                                                  Notary Public

                              ARTICLES OF AMENDMENT

                                     TO THE

                            ARTICLES OF INCORPORATION

                                       OF

                             VISCO PRODUCTS COMPANY

      Pursuant to the provisions of Art. 4.04 of the Texas Business Corporation
Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

      ARTICLE ONE. The name of the corporation is VISCO PRODUCTS COMPANY.

      ARTICLE TWO. The following amendment to the Articles of Incorporation was adopted by the sole shareholder of the corporation on December 5, 1979:

           Article Three of the Articles of Incorporation is hereby amended so as to read as follows:

                "Article Three. The purpose or purposes for which the
          corporation is organized are:

                To manufacture, produce, prepare, buy, sell, lease, distribute, export, import, dispose of, warehouse, store, transport, ship and generally deal in and with chemicals of all kinds and the products and by-products thereof, and all articles and things used in the manufacture, production, preparation, distribution, storage, and shipment thereof, and all apparatus, machinery, implements and devices for use either alone or in connection with products of which they are ingredients, or in the manufacture, production, preparation or treatment of which they are a factor; to engage in the petroleum oil and gas exploration, developing and producing business and to act as a general partner and/or as a limited partner in partnerships which are engaged in the petroleum oil and gas exploration, developing and producing business."

      ARTICLE THREE. The number of shares of the corporation outstanding at the time of such adoption was 100; and the number of shares entitled to vote thereon was 100.

      ARTICLE FOUR. The holder of all of the shares outstanding and entitled to vote on said amendment has signed a consent in writing adopting said amendment.
Dated December 5, 1979.

                           VISCO PRODUCTS COMPANY

                           By  /s/ R. M. Bloom
                               -------------------------
                               Its President

                           By  L. H. LeMieux
                               -------------------------
                               Its Assistant Secretary

STATE OF ILLINOIS       )
                        )  ss.
COUNTY OF DU PAGE       )

      I, Doris F. Posvic, a Notary Public, do hereby certify that on this 5th day of December, 1979, personally appeared before me RODNEY M. BLOOM, who declared he is President of the corporation executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declare that the statements therein contained are true.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                 /s/ Doris F. Posvic
                                 -------------------------
                                 Notary Public for DuPage
                                   County, Illinois
                                 My commission expires: Nov. 4, 1983

                                      -2-

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                             VISCO PRODUCTS COMPANY

            Pursuant to the provisions of Article 4.04 of the Texas Business
Corporation Act, the undersigned corporation adopts the following Articles of
Amendment to its Articles of Incorporation which changes the name of the corporation from Visco Products Company to Nalco Resources Investment Company.

                                   ARTICLE I

            The name of the corporation is Visco Products Company.

                                   ARTICLE II

            The following amendment to its Articles of Incorporation was adopted by the shareholders of the corporation on December 19, 1979.

                        Article I of its Articles of Incorporation is hereby
            amended to read as follows:

                                   "ARTICLE I

                                    The name of the corporation is Nalco
                        Resources Investment Company."

                                  ARTICLE III

            The number of shares of the corporation outstanding at the time of such adoption was 100, and the number of shares entitled to vote thereon was
100.

                                   ARTICLE IV

            The holders of all the shares outstanding and entitled to vote on said amendment have signed a consent in writing adopting said amendment. March
11, 1980.

                                     VISCO PRODUCTS COMPANY

                                    By  /s/ R. M. Bloom
                                        -------------------------
                                        R. M. Bloom, President

                                    By  /s/ Charles A. LaToza
                                        -------------------------
                                        Charles A. LaToza, Secretary

THE STATE OF ILLINOIS   )
                        )
COUNTY OF DU PAGE       )

      I, Margaret M. Steik, a Notary Public, do hereby certify that on this 11th day of March, 1980, personally appeared before me R. M. BLOOM, who, being by me first duly sworn, declared that he is the President of Visco Products Company, that he signed the foregoing document as President of the corporation and that the statements therein contained are true.

                               /s/ Margaret M. Steik
                               -------------------------
                               Notary Public in and for
                               DuPage County, Illinois

My Commission Expires:
March 12, 1980

THE STATE OF ILLINOIS   )
                        )
COUNTY OF DU PAGE       )

      I, Margaret M. Steik, a Notary Public, do hereby certify that on this 11th day of March, 1980, personally appeared before me CHARLES A. LaTOZA, who, being by me first duly sworn, declared that he is the Secretary of Visco Products
Company, that he signed the foregoing document as President of the corporation and that the statements therein contained are true.

                               /s/ Margaret M. Steik
                               -------------------------
                               Notary Public in and for
                               DuPage County, Illinois

My Commission Expires:
March 12, 1980

                                      -2-

Office of the Secretary of State
Corporations Section
P.O. Box 13697
Austin, Texas 78711-3697

--------------------------------------------------------------------------------

                             STATEMENT OF CHANGE OF
                           ADDRESS OF REGISTERED AGENT

1.    The name of the entity represented is NALCO RESOURCES INVESTMENT COMPANY

      The entity's file number is _______________________________________

2.    The address at which the registered agent has maintained the registered office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the secretary of state.) 811 Dallas Avenue, Houston, Texas 77002

3.    The address at which the registered agent will hereafter maintain the registered office address for such entity is: (Please provide street address, city, state and zip code. The address must be in Texas.) 1021
      Main Street, Suite 1150, Houston, Texas 77002

4.    Notice of the change of address has been given to said entity In writing at least 10 business days prior to the submission of this filing.

Date: June 16, 2000

                                C T CORPORATION SYSTEM
                                -------------------------
                                   Name of registered agent

                                /s/ Kenneth Uva
                               -------------------------
                                   Signature of registered agent

IF THE ENTITY REPRESENTED IS A LIMITED PARTNERSHIP, COMPLETE THE FOLLOWING
ACKNOWLEDGEMENT. AN ACKNOWLEDGEMENT IS NOT REQUIRED IF THE ENTITY IS A
CORPORATION, FINANCIAL INSTITUTION OR A LIMITED LIABILITY COMPANY.

State of Texas        ss.
County of             ss.

This instrument was acknowledged before me on _____________________ by
                                                      (date)

----------------------------------------------------------------
                (name of person acknowledging)

(Notary Seal)                            ---------------------------
                                         Signature of Notary
                                         Notary Public, State of New York

                         PUBLIC INFORMATION REPORT (PIR)
                                  NOTIFICATION

PRIOR TO TAX YEAR 2002 COPIES OF PUBLIC INFORMATION REPORTS MAY NOT HAVE BEEN
RETAINED BY THE SECRETARY OF STATE OF TEXAS. IF YOU HAVE RECEIVED THIS
NOTIFICATION IN PLACE OF A LISTED REPORT PRIOR TO THAT DATE YOU MUST CONTACT THE
COMPTROLLER OF PUBLIC ACCOUNTS AT (512) 463-4600 TO REQUEST COPIES OF THE
RECORD.

05-102
(Rev.2-02/20)

TEXAS FRANCHISE TAX INFORMATION REPORT Must be filed with your Corporation
Franchise Tax Report

a.  T Code / / 13196 Franchise     // 16196 Bank

c. Taxpayer identification number:  1-36-6113527-0

d. Report year:  2002

e. PIR/IND  / / 1, 2,3, 4

Corporation name and address:

NALCO RESOURCES INVESTMENT COMPANY
ONDEO NALCO CENTER
NAPERVILLE, IL 60563-1198

Secretary of State file number or, if none, Comptroller unchartered number:
00181783-002

The following information MUST be provided for the Secretary of State (S.O.S.)
by each corporation or limited liability company that files a Texas Corporation
Franchise Tax Report. The information will be available for public inspection.

"SECTION A" MUST BE COMPLETE AND ACCURATE.

If preprinted information is not correct, please type or print the correct information.

Please sign below!
------------------

/ / Check here if there are currently no changes to the information preprinted in Sections A, B and C of this report.

Corporation's principal office:

Principal place of business:

Section A. Name, title and mailing address of each officer and director. Use additional sheets, if necessary.

Name:  J. Michael Newton

Title:  President

Director: X Yes

Social Security No. (Optional)

Mailing Address:  Ondeo Nalco Center, Naperville, IL 60563-1198

Expiration date (mm-dd-yyyy)

Name:  David J. Blair

Title:  Treasurer

Director: X Yes

Social Security No. (Optional)

Mailing Address:  Ondeo Nalco Center, Naperville, IL 60563-1198

Expiration date (mm-dd-yyyy)

Name:  Mary E. Dejonge

Title:  Asst. Treasurer

Director: Yes

Social Security No. (Optional)

Mailing Address:  Ondeo Nalco Center, Naperville, IL 60563-1198

Expiration date (mm-dd-yyyy)

Name:  Todd M. Hacker

Title:  Asst. Treasurer

Director: Yes

Social Security No. (Optional)

Mailing Address:  Ondeo Nalco Center, Naperville, IL 60563-1198

Expiration date (mm-dd-yyyy)

SECTION B. List each corporation or limited liability company, if any, in which this reporting corporation or limited liability company owns an interest of ten percent (10%) or more. Enter the information requested for each corporation. Use additional sheets, if necessary.

Name of owned (subsidiary) corporation:

State of incorporation:

                                      -2-

Texas S.O.S. file number:

Percentage interest

SECTION C. List each corporation or limited liability company, if any, that owns an interest of ten percent (10%) or more in this reporting corporation or limited liability company. Enter the information requested for each corporation or limited liability company. Use additional sheets, if necessary.

Name of owning (parent) corporation:  ONDEO NALCO COMPANY

State of incorporation:  DE

Texas S.O.S. file number:  00009438-06

Percentage interest: 100

Registered agent and registered office currently on file (Changes must be filed separately with the Secretary of State)

Agent: C.T. Corporation

Office: 1021 Main Street, Ste. 1150, Houston, TX 77002

/ / Check here if you need forms to change this information.

I declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief and that a copy of this report has been mailed to each person named in this report who is an officer or director and who is not currently employed by this corporation or limited liability company or a related corporation.

Sign here: Officer, director or other authorized person:

Title: Assistant Treasurer

Date: 5/13/02

Daytime phone (Area code and number):  (630) 305-1000

                                      -3-

05-102
(Rev.2-02/20)

TEXAS FRANCHISE TAX INFORMATION REPORT Must be filed with your Corporation
Franchise Tax Report

a.  T Code /X/ 13196 Franchise     / / 16196 Bank

c. Taxpayer identification number:  13661136270

d. Report year:  2003

Corporation name and address:

NALCO RESOURCES INVESTMENT COMPANY
/co CORPORATE TAX DEPARTMENT
ONE NALCO CENTER
NAPERVILLE, IL 60563-1198

Secretary of State file number or, if none, Comptroller unchartered number:
   0181783002

The following information MUST be provided for the Secretary of State (S.O.S.)
by each corporation or limited liability company that files a Texas Corporation
Franchise Tax Report. The information will be available for public inspection.

"SECTION A" MUST BE COMPLETE AND ACCURATE.

If preprinted information is not correct, please type or print the correct information.

Please sign below!
------------------

/ / Check here if there are currently no changes to the information preprinted in Sections A, B and C of this report.

Corporation's principal office:

Principal place of business:

Section A. Name, title and mailing address of each officer and director. Use additional sheets, if necessary.

Name:  J. Michael Newton

Title:  President

Director: X Yes

Social Security No. (Optional)

                                      -4-

Mailing Address:  Ondeo Nalco Center, Naperville, IL 60563-1198

Expiration date (mm-dd-yyyy)

Name:  Todd M. Hacker

Title:  Treasurer

Director: Yes

Social Security No. (Optional)

Mailing Address:  Ondeo Nalco Center, Naperville, IL 60563-1198

Expiration date (mm-dd-yyyy)

Name:  David J. Blair

Title:  Director

Director: X Yes

Social Security No. (Optional)

Mailing Address:  Ondeo Nalco Center, Naperville, IL 60563-1198

Expiration date (mm-dd-yyyy)

Name:  Mary E. Dejonge

Title:  ATreasurer

Director: Yes

Social Security No. (Optional)

Mailing Address:  Ondeo Nalco Center, Naperville, IL 60563-1198

Expiration date (mm-dd-yyyy)

Name:  Michael P. Murphy

Title:  ASecretary

Director: Yes

Social Security No. (Optional)

Mailing Address:  Ondeo Nalco Center, Naperville, IL 60563-1198

                                      -5-

Expiration date (mm-dd-yyyy)

SECTION B. List each corporation or limited liability company, if any, in which this reporting corporation or limited liability company owns an interest of ten percent (10%) or more. Enter the information requested for each corporation. Use additional sheets, if necessary.

Name of owned (subsidiary) corporation:

State of incorporation:

Texas S.O.S. file number:

Percentage interest

SECTION C. List each corporation or limited liability company, if any, that owns an interest of ten percent (10%) or more in this reporting corporation or limited liability company. Enter the information requested for each corporation or limited liability company. Use additional sheets, if necessary.

Name of owning (parent) corporation:  ONDEO NALCO COMPANY

State of incorporation:  DE

Texas S.O.S. file number:  00009438-06

Percentage interest: 100.00

Registered agent and registered office currently on file (Changes must be filed separately with the Secretary of State)

Agent: C.T. Corporation

Office: 811 Dallas Ave., Houston, TX 77002

/ / Check here if you need forms to change this information.

I declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief and that a copy of this report has been mailed to each person named in this report who is an officer or director and who is not currently employed by this corporation or limited liability company or a related corporation.

Sign here: Officer, director or other authorized person:

Title: Assistant Treasurer

                                       -6-

Date: 5/13/03

Daytime phone (Area code and number):  (630) 305-1000

                                      -7-